UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 16, 2011

THT HEAT TRANSFER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34812	20-5463509
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 16, 2011, THT Heat Transfer Technology, Inc., a Nevada Corporation (the "Company") issued a press release announcing the first quarter of 2011 earnings. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference. The Company previously disclosed in the current report on Form 8-K filed on May 10, 2011 that it will host a conference call at 8:00 a.m. Eastern Standard Time on Tuesday, May 17, 2011 to discuss its financial results for the first quarter of 2011.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.     Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press release dated May 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THT HEAT TRANSFER TECHNOLOGY, INC.

Date: May 16, 2011

/s/ Guohong Zhao
Guohong Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 16, 2011